Exhibit 99.8

Cautionary Note Regarding Forward-Looking Statements

This document may include “forward-looking statements.” All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which AECOM and URS operate and beliefs of and assumptions made by AECOM management and URS management, involve uncertainties that could significantly affect the financial results of AECOM or URS or the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the benefits of the transaction involving AECOM and URS, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future – including statements relating to creating value for stockholders, benefits of the transaction to customers and employees of the combined company, integrating our companies, cost savings, providing stockholders with a more attractive currency, and the expected timetable for completing the proposed transaction – are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with the ability to consummate the merger and the timing of the closing of the merger; the failure to obtain the necessary debt financing arrangements set forth in the commitment letter received in connection with the merger; the interest rate on any borrowings incurred in connection with the transaction; the impact of the indebtedness incurred to finance the transaction; the ability to successfully integrate our operations and employees; the ability to realize anticipated benefits and synergies of the transaction; the potential impact of announcement of the transaction or consummation of the transaction on relationships, including with employees, customers and competitors; the outcome of any legal proceedings that have been or may be instituted against URS and/or AECOM and others following announcement of the transaction; the ability to retain key personnel; the amount of the costs, fees, expenses and charges related to the merger and the actual terms of the financings that will be obtained for the merger; changes in financial markets, interest rates and foreign currency exchange rates; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (“SEC”) by AECOM and URS. AECOM and URS do not intend, and undertake no obligation, to update any forward-looking statement.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed transaction, AECOM intends to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of AECOM and URS that also constitutes a prospectus of AECOM. Investors and security holders are urged to read the joint proxy statement/prospectus and other relevant documents filed with the SEC, when they become available, because they will contain important information about the proposed transaction.

Investors and security holders may obtain free copies of these documents, when they become available, and other documents filed with the SEC at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by AECOM by contacting AECOM Investor Relations at 1-213-593-8000. Investors and security holders may obtain free copies of the documents filed with the SEC by URS by contacting URS Investor Relations at 877-877-8970. Additionally, information about the transaction is available online on this website.

AECOM and URS and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about AECOM’s directors and executive officers is available in AECOM’s proxy statement for its 2014 Annual Meeting of Stockholders filed with the SEC on January 24, 2014. Information about directors and executive officers of URS is available in the proxy statement for the2014 Annual Meeting of Stockholders of URS filed with the SEC on April 17, 2014. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the merger when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from AECOM or URS using the sources indicated above.

This document and the information contained herein shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

OVERVIEW

URS Corporation is a fully integrated engineering, construction, and technical services organization with the capabilities to support every stage of the project life cycle. We offer program management; planning, design and engineering; systems engineering and technical assistance; construction and construction management; operations and maintenance; management and operations; information technology; and decommissioning and closure services.

Through our network of offices in nearly 50 countries, we provide services to a broad range of clients, including U.S. federal government agencies, national governments of other countries, state and local government agencies in the United States and internationally, and private sector clients worldwide. Our work is focused in five key market sectors: Federal, Oil and Gas, Infrastructure, Power, and Industrial. Within each of these markets, our comprehensive skills and expertise are a valued resource to clients around the world.

KEY FACTS

•	URS has more than 50,000 employees worldwide.

•	The Company’s operations span nearly 50 countries in the Americas, Europe, the Middle East, and Asia/Pacific.

•	We are a top-tier contractor to the U.S. federal government, providing a range of engineering, technical assistance, information technology, operations and maintenance, and management services.

•	We are a major environmental contractor to the U.S. Department of Energy, serving on the management teams of four of the largest U.S. national research laboratories, as well as managing and disposing of nuclear waste from former Cold War weapons facilities.

•	We are a leading provider of design, construction, and production services across the upstream, midstream, and downstream oil and gas supply chain, including unconventional oil and gas development.
•	We offer full-service capabilities for infrastructure projects involving surface, air, mass transit, and rail transportation; ports and harbors; public buildings; and water/ wastewater facilities.

•	URS designs, constructs, retrofits and maintains virtually every type of power plant, as well as transmission and distribution systems, and we specialize in clean-air technologies and the replacement of major nuclear plant components.

•	The Company provides life-cycle services, including facility management and production maintenance, for industrial clients in the chemical, pharmaceutical, manufacturing, and mining industries.

CLIENTS

•	U.S. federal, state and local government agencies

•	Government agencies in Europe, the Middle East, and Asia/Pacific

•	Private sector corporations worldwide

SERVICES

•	Architecture

•	Construction

•	Construction Management

•	Decommissioning & Closure

•	Emergency Management & Contingency Operations

•	Engineering

•	Enterprise-wide Risk Assessment

•	Environmental

•	Fabrication & Modularization

•	Facilities Management

•	Information Technology & Secure Cloud Computing

•	Management & Operations

•	Operations & Maintenance

•	Planning & Consulting

•	Procurement

•	Program Management

•	Sustainability

•	Systems Engineering & Technical Assistance

•	Training & Simulation

MARKET SECTORS

Federal

•	Aeronautics & Space Operations

•	Base & Range Operations

•	Environmental Management & Nuclear Operations

•	Homeland Security & Disaster Response

•	Information Technology Solutions & Cybersecurity

•	International Aid Programs

•	Maintenance & Logistics

•	Military & Government Facilities

•	Military Training & Simulation

•	National Laboratories

•	Non Proliferation of WMD

•	Nuclear Decommissioning & Demolition

•	Professional & Management Services

•	Unmanned Systems

Oil & Gas

•	Upstream

•	Midstream

•	Downstream

•	Petrochemical

Infrastructure

•	Aviation

•	Facilities

•	Highways & Bridges

•	Ports & Maritime

•	Rail & Mass Transit

•	Water Resources

Power

•	Alternative & Renewable

•	Emissions Controls

•	Fossil Fuels

•	Hydroelectric

•	Nuclear

•	Transmission & Distribution

Industrial

•	Chemical & Pharmaceutical

•	Commercial

•	Manufacturing

•	Mining

RANKINGS

•	#256 on the FORTUNE 500 list

•	#1 on Engineering News-Record’s (ENR) list of Top 100 Green Design Firms

•	#2 on ENR’s list of the Top 200 Environmental Firms

•	#2 on ENR’s list of the Top 150 Global Design Firms

•	#3 on ENR’s list of the Top 500 Design Firms

•	#3 on Building Design & Construction’s (BD+C) Giants 300 list of Green Design Firms

•	#4 on BD+C’s Giants 300 list of Engineering/Architecture Firms

•	#4 on ENR’s list of the Top 100 Construction Management-for-Fee/ PM Firms

•	#14 on Defense Systems Magazine’s Super 75 list of Most Successful and Agile in the Net-Centric Battlespace

•	#16 on ENR’s list of the Top 100 Design-Build Firms

•	#16 on ENR’s list of the Top 400 Contractors

•	#24 on Defense News’ list of the Top 100 Defense Contractors

•	#29 on G.I. Jobs’ list of Top 100 Military-Friendly Employers

•	#33 on BD+C’s Giants 300 list of Construction Management Firms

•	Named to list of America’s Safest Companies by Occupational Hazards magazine

•	Named Alberta’s Best Workplace in 2011 for Health and Safety by Alberta Venture magazine

GROSS REVENUES

•	FY 2013 Revenues: $11 billion

NEW YORK STOCK EXCHANGE SYMBOL

•	URS

REPRESENTATIVE PROJECTS

Federal

•	Operating and maintaining many of the facilities, systems, utilities and equipment at NASA’s Kennedy Space Center.

•	Leading the consortium that manages and operates the Sellafield nuclear complex—the largest nuclear decommissioning project in the United Kingdom.

•	Leading the joint venture that manages cleanup of high-level nuclear waste at the Department of Energy’s 218-square-mile Hanford Site in Washington State.

•	Serving as the flight training instructor for U.S. Army and U.S. Air Force student helicopter pilots.

•	Providing engineering, procurement and construction services for the U.S. Army Corps of Engineers’ 2,700-foot-long Olmsted Dam in Illinois, on one of the busiest stretches of commercial inland waterways in the United States.

•	Provided design services for beddown facilities for both the Predator and the Global Hawk unmanned military aircraft.

Oil & Gas

•	Constructed the most challenging section of the Trans-Alaska Pipeline—153 miles north of the Port of Valdez.

•	Constructed bitumen froth treatment plant and tank farm in Fort McMurray, Alberta.

•	Provided design, construction and commissioning services for a natural gas-fired cogeneration plant for oil sands development in Fort McMurray, Alberta.

•	Provided drill rig moving and related oilfield hauling services in Pennsylvania and West Virginia for a global independent oil and gas producer.

•	Performing environmental services for Shell crude oil and natural gas exploration projects worldwide.

Infrastructure

•	Served as the general engineering and environmental consultant for the $2.47 billion Woodrow Wilson Bridge, in Washington, DC.

•	Completed construction of and currently managing the first design-build-operate-maintain transit system in the United States for New Jersey Transit’s Hudson-Bergen Line.

•	Providing engineering and environmental services for 250 miles of the 800-mile California High Speed Rail project.

•	Served as program manager for the design and construction of the $2.7 billion Denver International Airport.

•	Part of the consortium that built the Hoover Dam in the 1930s—rated by the American Society of Civil Engineers as one of America’s Seven Modern Civil Engineering Wonders.

•	Provided project management for the deep-water Jadeweserport, one of Germany’s largest infrastructure projects in 50 years.

•	Provided management and supervision for the replacement of a 27-kilometer national roadway—the S69 Expressway in Poland.

Power

•	Installed four new steam generators at the Diablo Canyon Nuclear Power Plant in central California.

•	Served as the construction manager for the Weston 4 power plant in Wisconsin—one of the first coal-fired units to be constructed in the United States since the 1980s.

•	Provided engineering, procurement and construction services at the Port Washington Generating Station for two 545-megawatt natural-gas-fueled units that expanded capacity in Wisconsin and northern Michigan.

•	Designed clean-air modifications that reduce emissions at the Tennessee Valley Authority’s Bull Run Fossil Plant.

Industrial

•	Serving as sole source environmental remediation services provider at DuPont facilities nationwide.

•	Providing health and safety compliance, and remediation services at active Dow Chemical facilities worldwide.

•	Provided procurement and construction management services to Holcim (US) Inc. for the construction of a $1 billion plant near St. Louis, Missouri.

•	Performed due diligence and construction monitoring for Minera Esperanza copper-gold mine in the northern desert region of Chile.